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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   March 24, 1997


                             CHAD THERAPEUTICS, INC.
           (Exact name of the Registrant as specified in its charter)


         California                               0-11363                            95-3792700
(State or other jurisdiction of         (Commission File Number)         (I.R.S. Employer Identification No.)
incorporation or organization)


21622 Plummer Street, Chatsworth, California                               91311
(Address of the Registrant's principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (818) 882-0883


                                      NONE
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

     On March 24, 1997, the Board of Directors of Chad Therapeutics, Inc. (the
"Company") declared a dividend distribution of one Right for each outstanding share of the Company's Common Stock. The distribution will be made to shareholders of record at the close of business on May 5, 1997. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights
Agreement") between the Company and American Stock Transfer & Trust Company, as
Rights Agent. A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an Exhibit to the Company's Registration Statement on Form 8-A and is available free of charge from the Company. This abbreviated description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by this reference.

     Reference is made to the News Release, dated April 24, 1997, issued by the Company announcing the distribution of the Rights, a copy of which is attached as an Exhibit hereto and incorporated herein by this reference.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements.   None.

     (b) Pro Forma Financial Information.     None.

     (c) Exhibits.

         1.   Rights Agreement, dated as of March 24, 1997, between Chad
              Therapeutics, Inc. and American Stock Transfer & Trust Company, as
              Rights Agent, including the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A and B, respectively.*

         2.   News Release, dated April 24, 1997, issued by Chad
              Therapeutics, Inc. announcing the adoption of a Share Purchase
              Rights Plan by the Board of Directors of Chad Therapeutics, Inc.

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   * Incorporated by reference to Exhibit 1 to the Registrant's Registration
Statement on Form 8-A filed on April 30, 1997.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CHAD THERAPEUTICS, INC.
                                                 a California corporation



Date:  April 25, 1997                            By:   /s/ Charles R. Adams
                                                     ------------------------
                                                 Name:  Charles R. Adams
                                                 Title: Chief Executive Officer


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                                  EXHIBIT INDEX



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
   Exhibit                                                                                      Sequential
     No.                                          Exhibit                                        Page No.
   -------                                        -------                                       ----------
      1.         Rights Agreement, dated as of March 24, 1997, between Chad                          -
                 Therapeutics, Inc. and American Stock Transfer & Trust Company,
                 as Rights Agent, including the form of Rights Certificate and the
                 Summary of Rights attached thereto as Exhibits A and B,
                 respectively.**

      2.         News Release, dated April 24, 1997, issued by Chad Therapeutics,                    6
                 Inc. announcing the adoption of a Share Purchase Rights Plan by the
                 Board of Directors of Chad Therapeutics, Inc.


--------

     ** Incorporated by reference to Exhibit 1 to the Registrant's Registration Statement on Form 8-A filed on April 30, 1997.




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